Semiannual Report

Media &
Telecommunications
Fund

June 30, 2000

T. Rowe Price


Report Highlights

Media & Telecommunications Fund

o The first half of 2000 saw earlier gains interrupted by a sharp correction and a return to more rational investment criteria.

o In a difficult environment, the fund posted a slim gain for the six months that surpassed the S&P 500 and the Lipper average for similar funds; 12-month results remained robust.

o We made several significant changes to sector allocations, including a shift into technology and telecom services segments.

o Despite some serious short-term concerns, we believe the fund offers exciting opportunities for growth over the long term.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

The first six months of 2000 brought mixed results for the U.S. stock market. The exuberance of 1999 continued into March before the market experienced a massive correction. Since then, we have seen a welcome return to a more rational investing environment where profits and returns on capital matter once again. Media and telecommunications stocks declined overall, although your fund posted a slim gain for the six months and is still up substantially for the 12 months ended June 30.

Performance Comparison
--------------------------------------------------------------------------------

     Periods Ended 6/30/00                      6 Months            12 Months
     ---------------------------------------------------------------------------

     Media & Telecommunications
     Fund                                           0.35%               49.16%

     S&P 500                                       -0.43                 7.24

     Lipper Science & Technology
     Funds Average                                  4.34                84.03

     Lipper Telecommunications
     Funds Average                                 -2.99                32.43

In an extremely challenging period for many equities sectors, your fund managed to provide a slightly positive return that exceeded the performance of the unmanaged Standard & Poor's 500 Stock Index and the Lipper Telecommunications Funds Average. The fund's return for the 12 months ended June 30, 2000, was also well ahead of the S&P 500 and the Lipper average for peer group funds.

With this report, we are changing our Lipper benchmark since, as mentioned in past reports, Lipper had originally placed the fund in the technology category even though technology stocks ordinarily represent a minority portion of fund assets. As a result, our performance often varied from the old Lipper average. We are pleased that Lipper will be placing us in the new telecommunications category, which is more reflective of funds that invest in our area of the equities universe. (We will drop the Lipper Science & Technology Funds Average from the table beginning with the annual report for the period ending December 31, 2000.)


MARKET ENVIRONMENT

Exuberance (rational or otherwise), fueled by a booming economy, great fundamentals, and the growth of the so-called New Economy, has waned and been replaced by a recognition that the traditional concepts of profitability, return on capital, and valuation are important. Extreme market volatility has become a fact of life, and the battle between the bulls and the bears is in full swing. In this altered landscape, we have chosen to invest in companies with the best fundamentals, highest long-term growth rates, and most important, strongest management teams. Sound business models, profitability, good returns on capital, and superior competitive positions are the keys to investing-and, of course, valuation does matter.

The telecommunications, media, and technology sectors have been particularly volatile. After explosive growth in 1999 and the first two months of 2000, sanity returned to the marketplace. The financing window of the IPO and high-yield markets has narrowed, but the financial fundamentals remained incredibly strong across our entire universe of stocks. Much of the volatility was caused first by the meltdown in stock valuations in March and April, followed by growing concern about the sustainability of powerful economic growth coupled with moderate inflation. Increased levels of competition and a deteriorating pricing environment were also worrisome. Offsetting these negatives, however, was the proliferation of new products and services that have been driving demand, which has been fueling excellent revenue growth. The rapidly declining technology costs for all players in our industries have enhanced profit margins.

The Internet, particularly the dot-com segment, and the market for new entrants into telecom services have been particularly hard hit, and their stocks have fallen precipitously since their March highs. Many of these companies have failed to meet expectations since they never did have good fundamentals except for revenue growth. Most of them need further funding to cover continued losses. In spite of the recent recovery of the tech-heavy Nasdaq Composite, many high-risk companies have been unable to raise money and are likely to fail eventually.


STRATEGY REVIEW

Media and telecommunications industries have been experiencing a considerable amount of change, driven by dramatic developments in products, technology, regulation, and finance. Within the first two categories, innovations are taking place among Internet, data, wireless, and broadband industries, while recent regulations and financing developments are enabling new companies to enter the markets. Our portfolio investments are predominantly designed to participate in these evolving themes, and we make stock selections with the view of obtaining the highest levels of sustainable growth.

The fund is invested in three broad sectors: media, telecom services, and technology. Since our holdings are concentrated in companies driving the changes mentioned above, we have the heaviest exposure in technology and telecom services-two areas where we have increased our weighting during the past six months.

Sector Diversification
--------------------------------------------------------------------------------

Media                      15
Telecom Services           40
Technology                 41
Reserves                   4

Based on net assets as of 6/30/00.

Portfolio positions in telecom services stocks are split nearly equally between wireless and wireline companies. We increased our wireless holdings from 9% to 19% of assets through major purchases of Vodafone AirTouch, Sprint PCS, Western Wireless, Nextel Communications, and China Telecom. The wireline investments are almost exclusively in fully integrated providers best-positioned to benefit from the growth in data and from their ability to leverage their investments in network and distribution. These positions include WorldCom, NEXTLINK Communications, McLeod USA, Time Warner Telecom, and Colt Telecom. We have avoided most niche operators as well as the incumbent local exchange carriers. Niche providers will have trouble evolving into profitable companies with good returns on capital, while incumbent local carriers are not well-placed to make the transition from their traditional geographically based voice monopolies to the freewheeling world of data.

The technology investments rose from 26% to 41% over six months, and we purchased stocks in this segment to try to capture the growth of wireless, data, and optical networking. We believe the wireless industry has many years of good growth ahead and will be sustained by the introduction of third-generation systems. Investments here include the suppliers Nokia and LM Ericsson. Data traffic has overtaken voice on the telecom networks, and the Internet and the growth of Internet providers are triggering dramatic continued growth. Our positions in this area include the Internet enablers Cisco Systems, Oracle, VERITAS Software, and Ariba. Optical networking is allowing the telecom networks to carry exponentially more traffic, and we have significant positions in Corning, Nortel Networks, JDS Uniphase, and SDL. The underlying growth rates in the technology segment are among the highest in the fund.

Media investments have been reduced due to concerns about the potential for a slowing economy and a deceleration in advertising growth. Fortunately, the fund had only modest exposure to Internet pure plays as two Internet names, Yahoo! and DoubleClick, were among our worst performers in the period.


INVESTMENT OUTLOOK

The fund's returns since the lows of October 1998 were driven by a confluence of events that are coming to a close. Fundamentals throughout much of the investment universe were aided by a flow of easy capital into the markets. Money raised through venture capital, IPOs, and the high-yield markets was the octane fueling those fundamentals. Relative growth has also been enhanced by the recovery from the Asian crises. These catalysts have largely disappeared. Comparisons are getting substantially harder, and the "free money" atmosphere has faded. We expect underlying growth to remain strong, but it is likely to decelerate from its earlier, unsustainable level. In addition, supply has started to catch up with demand in most telecom and technology end markets.

Despite these short-term concerns, we remain optimistic about the fund's long-term prospects. Growth in the media and telecommunications industries should be robust for many years to come. Dynamic change is coupled with dynamic growth, and changes in our industries are having a broad, positive effect on the entire economy. The fund has focused its investments in established New Economy companies and other leaders within our evolving sectors, and we will continue to emphasize those with the highest growth rates, best management teams, profitable and sustainable business models, and good returns on capital. Volatility among our stocks is probably here to stay, but we believe the fund offers exciting opportunities for potential growth during the months and years ahead.

We appreciate your continuing support and confidence in T. Rowe Price.

Respectfully submitted,

Robert N. Gensler

Chairman of the Investment Advisory Committee

July 21, 2000


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                              6/30/00

  Cisco Systems                                                   4.8%
  WorldCom                                                        4.0
  Nokia                                                           2.9
  Vodafone AirTouch                                               2.7
  Sprint PCS                                                      2.6
  ------------------------------------------------------------------------------

  Western Wireless                                                2.3
  Corning                                                         2.3
  LM Ericsson                                                     2.3
  NEXTLINK Communications                                         2.2
  Nortel Networks                                                 1.9
  ------------------------------------------------------------------------------

  China Telecom                                                   1.8
  Oracle                                                          1.8
  Nextel Communications                                           1.8
  McLeod USA                                                      1.8
  America Online                                                  1.7
  ------------------------------------------------------------------------------

  Flextronics International                                       1.6
  Time Warner Telecom                                             1.6
  Telesp Celular                                                  1.6
  Pegasus Communications                                          1.5
  COLT Telecom                                                    1.5
  ------------------------------------------------------------------------------

  Charter Communications                                          1.5
  US West                                                         1.5
  JDS Uniphase                                                    1.4
  Siebel Systems                                                  1.4
  3Com                                                            1.3
  ------------------------------------------------------------------------------

  Total                                                          51.8%

  Note: Table excludes reserves.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 6/30/00

Ten Best Contributors
--------------------------------------------------------------------------------

  Corning*                                                         64(cents)

  Nuance Communications*                                           39

  3Com                                                             38

  Oracle                                                           35

  Analog Devices                                                   33

  Verio***                                                         32

  Cisco Systems                                                    28

  SDL*                                                             26

  Nortel Networks                                                  25

  Choice One Communications*                                       23
  ------------------------------------------------------------------------------

  Total                                                           343(cents)


  Ten Worst Contributors
  ------------------------------------------------------------------------------

  Rhythms NetConnections*                                         -46(cents)

  Yahoo!                                                           42

  Millicom International Cellular*                                 42

  DoubleClick*                                                     37

  Microsoft                                                        28

  NTL                                                              24

  Vodafone AirTouch***                                             23

  Xpedior*                                                         22

  QUALCOMM***                                                      21

  Liberate Technologies*                                           21
  ------------------------------------------------------------------------------

  Total                                                          -306(cents)


  12 Months Ended 6/30/00

  Ten Best Contributors
  ------------------------------------------------------------------------------

  Oracle                                                          109(cents)

  Omnipoint**                                                      93

  Pegasus Communications                                           72

  Corning*                                                         64

  Cisco Systems                                                    59

  Analog Devices*                                                  54

  Yahoo!*                                                          53

  VERITAS Software*                                                49

  Sprint PCS                                                       44

  McLeod USA*                                                      43
  ------------------------------------------------------------------------------

  Total                                                           640(cents)


  Ten Worst Contributors
  ------------------------------------------------------------------------------

  Rhythms NetConnections*                                         -46(cents)

  Millicom International Cellular*                                 42

  DoubleClick*                                                     37

  Xpedior*                                                         22

  QUALCOMM***                                                      21

  Liberate Technologies*                                           21

  Metamor Worldwide***                                             18

  Clearnet Communications*                                         15

  Vodafone AirTouch***                                             15

  Commerce One*                                                    14

  ------------------------------------------------------------------------------

  Total                                                          -251(cents)

    *  Position added
   **  Position eliminated
  ***  Position added and eliminated


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     MEDIA & TELECOMMUNICATIONS FUND
     ---------------------------------------------------------------------------

     As of 6/30/00

                                    Lipper                  Media &
                      S&P 500       Telecommunications      Telecommunications
                      Index         Funds Average           Fund

10/13/93              10,000        10,000                  10,000
6/94                   9,823         9,212                   8,485
6/95                  12,385        10,436                  11,694
6/96                  15,605        12,753                  14,748
6/97                  21,019        15,061                  15,189
6/98                  27,359        20,940                  22,348
6/99                  33,585        30,243                  31,647
6/00                  36,018        35,474                  47,206


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                               Since   Inception
     Periods Ended 6/30/00    1 Year   3 Years   5 Years   Inception        Date
     ---------------------------------------------------------------------------

     Media &
     Telecommunication        49.16%    45.93%    32.19%      26.01%    10/13/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/25/97 and operates under a different expense structure.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                     6 Months      Year
                        Ended     Ended
                      6/30/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95

NET ASSET VALUE
Beginning of period  $  39.99  $  22.54  $  17.40  $  15.22  $  17.99  $  13.44

Investment activities
 Net investment
 income (loss)           0.45     (0.05)    (0.07)    (0.01)    (0.11)    (0.04)
 Net realized and
 unrealized
 gain (loss)            (0.31)    20.72      6.07      4.22      0.36      5.79

 Total from
 investment
 activities              0.14     20.67      6.00      4.21      0.25      5.75

Distributions
 Net investment income   --        --        --        --        --       (0.07)
 Net realized gain       --       (3.22)    (0.86)    (2.05)    (3.09)    (1.13)

 Total distributions     --       (3.22)    (0.86)    (2.05)    (3.09)    (1.20)

Share repurchases        --        --        --        0.02      0.07      --

NET ASSET VALUE
End of period        $  40.13  $  39.99  $  22.54  $  17.40  $  15.22  $  17.99
                     --------  --------  --------  --------  --------  --------

Ratios/Supplemental Data

Total
 return(diamond)@       0.35%    93.09%    35.14%    28.05%     1.78%    43.29%

Ratio of total
expenses to average
net assets              0.93%!    0.93%     1.03%     1.21%     1.22%     1.25%

Ratio of net
investment
income (loss)
to average
net assets              2.41%!  (0.24)%   (0.38)%   (0.06)%   (0.55)%   (0.25)%

Portfolio
turnover rate          193.7%!    57.6%     48.9%     38.6%    102.9%    118.9%

Net assets,
end of period
(in thousands)     $1,187,059  $930,147  $246,088  $133,913  $222,556  $268,782

(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
       @ Based on net asset value, for periods prior and subsequent to conversion to open-end status on 7/25/97.
       !   Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited                                                      June 30, 2000

Statement of Net Assets                                  Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  95.8%

TECHNOLOGY  40.4%

3Com *                                                  278,000   $   16,011

Altera *                                                 77,000        7,847

Analog Devices *                                        209,000       15,884

Applied Micro Circuits *                                 67,000        6,616

Ariba *                                                 125,000       12,258

Cisco Systems *                                         897,000       56,988

Commerce One *                                          101,800        4,629

Corning                                                 102,000       27,527

CTS                                                      62,500        2,813

Dell Computer *                                         306,000       15,099

Flextronics International *                             283,000       19,447

Harmonic Lightwaves *                                   257,000        6,011

JDS Uniphase *                                          138,000       16,538

Liberate Technologies *                                 202,000        5,927

LM Ericsson (Class B) ADR                               468,000        9,375

LM Ericsson (Class B) (SEK)                             892,000       17,648

Maxim Integrated Products *                             196,000       13,310

Microsoft *                                             164,000       13,115

Nokia ADR                                               683,000       34,107

Nortel Networks                                         339,000       23,137

Nuance Communications *                                 145,000       12,017

Oracle *                                                257,000       21,596

Samsung Electronics GDR (144a) *                         60,000       11,790

SDL *                                                    46,000       13,120

Siebel Systems *                                         99,000       16,196

Solectron *                                             368,700       15,439

Tellabs *                                               181,000       12,393

TeraBeam _ss.*                                          450,132        1,688

Texas Instruments                                       171,000       11,746

USInternetworking *                                     355,000        7,244

VERITAS Software *                                      137,000       15,477

Vitria Technology *                                     103,000        6,299

Xpedior *                                               757,000       10,432

Total Technology                                                     479,724


MEDIA  15.3%

America Online *                                        383,000   $   20,203

AMFM *                                                  136,000        9,384

AT&T Liberty Media Group *                              486,000       11,785

Charter Communications (Class A) *                    1,079,000       17,770

Comcast (Class A Special) *                             287,000       11,632

DoubleClick *                                           373,000       14,221

E-Stamp (144a) *                                        242,482          271

Infinity Broadcasting (Class A) *                       326,500       11,897

Lamar Advertising *                                      30,100        1,305

NTL *                                                   184,000       11,023

Pegasus Communications *                                370,000       18,118

SFX Entertainment (Class A) *                           205,000        9,289

TMP Worldwide *                                         196,000       14,461

United International Holdings *                         323,000       15,110

Yahoo! *                                                119,000       14,745

Total Media                                                          181,214


TELECOM SERVICES  40.1%

Allegiance Telecom *                                    219,000       14,023

AT&T (Class B) *                                        404,000       13,382

Carrier 1 International *                               518,000        5,989

China Telecom ADR *                                     122,000       21,693

China Unicom *                                          507,000       10,774

Choice One Communications *                             322,000       13,152

Clearnet Communications *                               434,000       12,125

Colt Telecom Group (GBP) *                              539,000       18,008

Crown Castle International *                            243,000        8,862

FLAG Telecom Holdings *                                 237,000        3,540

ICG Communications *                                    516,000       11,433

McLeod USA *                                          1,035,000       21,444

Millicom International Cellular *                       380,400       13,302

Nextel Communications *                                 351,000       21,466

NEXTLINK Communications *                               704,000       26,686

Partner Communications *                              1,240,000       11,703

Pinnacle Holdings *                                     171,000        9,170

PSINet *                                                384,800   $    9,656

Quest Communications                                    207,000       17,750

Rhythms NetConnections *                                918,000       11,532

Sprint PCS *                                            522,000       31,059

Telesp Celular ADR                                      412,000       18,488

Time Warner Telecom (Class A) *                         298,300       19,240

U.S. Cellular *                                         122,400        7,711

GTE                                                     254,000       15,811

Vodafone AirTouch (GBP)                               7,940,000       32,378

Western Wireless *                                      511,000       27,834

WorldCom *                                            1,045,000       47,972

Total Telecom Services                                               476,183

Total Common Stocks (Cost  $966,122)                               1,137,121


Preferred Stocks  0.4%

Kestrel
  Solutions +(miscellaneous footnote symbol)*           345,357        4,500

Total Preferred Stocks (Cost  $4,500)                                  4,500


Short-Term Investments  2.2%

Money Market Funds  2.2%

Government Reserve Investment Fund, 6.27% #          25,954,623       25,955

Total Short-Term Investments (Cost  $25,955)                          25,955

Total Investments in Securities

98.4% of Net Assets (Cost $996,577)                               $1,167,576

Other Assets Less Liabilities                                         19,483

NET ASSETS                                                         1,187,059
                                                                   ---------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $   13,317

Accumulated net realized gain/loss -
net of distributions                                                 199,646

Net unrealized gain (loss)                                           171,000

Paid-in-capital applicable to 29,582,120 shares
of $0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                      803,096

NET ASSETS                                                        $1,187,059
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    40.13
                                                                  ----------

               #  Seven-day yield
               *  Non-income producing
               + Securities contain some restrictions as to public resale-total of such securities at period-end amounts to 0.5% of net assets.
 miscellaneous
 footote symbol)  Private placement
            144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers- total of such securities at period-end amounts to 1.0% of net assets.
             ADR  American Depository Receipt
             GBP  British sterling
             GDR  Global Depository Receipt
             SEK  Swedish krona

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                             6 Months
                                                                Ended
                                                              6/30/00

  Investment Income (Loss)

  Income
    Dividend                                               $   17,360
    Interest                                                    1,063

    Total income                                               18,423

  Expenses
    Investment management                                       3,680
    Shareholder servicing                                       1,213
    Custody and accounting                                         80
    Registration                                                   74
    Prospectus and shareholder reports                             60
    Legal and audit                                                 7
    Directors                                                       5
    Miscellaneous                                                   2

    Total expenses                                              5,121

    Expenses paid indirectly                                      (15)
    Net expenses                                                5,106

    Net investment income (loss)                               13,317

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)
    Securities                                                185,993
    Foreign currency transactions                                 (46)

    Net realized gain (loss)                                  185,947

  Change in net unrealized gain or loss on securities        (200,387)
    Other assets and liabilities
    denominated in foreign currencies                               1

    Change in net unrealized gain or loss                    (200,386)

  Net realized and unrealized gain (loss)                     (14,439)

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                   $   (1,122)
                                                           ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/00     12/31/99

  Increase (Decrease) in Net Assets

  Operations
     Net investment income (loss)                    $   13,317   $   (1,137)
     Net realized gain (loss)                           185,947       78,834
     Change in net unrealized gain or loss             (200,386)     283,821

     Increase (decrease) in net
     assets from operations                              (1,122)     361,518

  Distributions to shareholders
     Net realized gain                                     --        (65,787)

  Capital share transactions *
     Shares sold                                        477,009      484,784
     Distributions reinvested                              --         59,343
     Shares redeemed                                   (218,975)    (155,799)

     Increase (decrease) in net
     assets from capital
     share transactions                                 258,034      388,328

  Net Assets

  Increase (decrease) during period                     256,912      684,059
  Beginning of period                                   930,147      246,088

  End of period                                      $1,187,059   $  930,147
                                                     -----------------------

  *Share information
     Shares sold                                         11,756       15,813
     Distributions reinvested                              --          1,628
     Shares redeemed                                     (5,431)      (5,100)

     Increase (decrease) in
     shares outstanding                                   6,325       12,341

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2000

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Media & Telecommunications Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 13, 1993. The fund seeks long-term capital growth by investing primarily in the common stocks of media, technology, and telecommunications companies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,302,947,000 and $1,032,680,000, respectively, for the six months ended June 30, 2000.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $996,577,000. Net unrealized gain aggregated $170,999,000 at period-end, of which $256,659,000 related to appreciated investments and $85,660,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $645,000 was payable at June 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,041,000 for the six months ended June 30, 2000, of which $209,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $1,013,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services and Information
--------------------------------------------------------------------------------

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 - Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person - Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking - Available on most fixed-income funds ($500 minimum).

     Automatic Investing - From your bank account or paycheck.

     Automatic Withdrawal - Scheduled, automatic redemptions.

     Distribution Options - Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services - Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments - Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement - Overview of all your accounts with T. Rowe Price.

     Shareholder Reports - Fund managers' reviews of their strategies and results.

     T. Rowe Price Report - Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update - Quarterly review of all T. Rowe Price fund results.

     Insights - Educational reports on investment strategies and financial markets.

     Investment Guides - Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value


International/Global

Emerging Markets Stock

European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term
Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------

Advisory Services, Retirement Resources

     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     ADVISORY SERVICES

     T. Rowe Price Retirement Income ManagerSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.


     RETIREMENT RESOURCES AT T. ROWE PRICE

     Traditional, Roth, and Rollover IRAs
     SEP-IRA and SIMPLE IRA
     Profit Sharing
     Money Purchase Pension
     "Paired" Plans (Money Purchase
     Pension and Profit Sharing Plans)
     401(k) and 403(b)
     457 Deferred Compensation

     Planning and Informational Guides

     Minimum Required Distributions Guide
     Retirement Planning Kit
     Retirees Financial Guide
     Tax Considerations for Investors

     Insights Reports

     The Challenge of Preparing for Retirement
     Financial Planning After Retirement
     The Roth IRA: A Review

     Software Packages

     T. Rowe Price Retirement Planning
       AnalyzerTM CD-ROM or diskette $19.95.
       To order, please call 1-800-541-5760.
       Also available on the Internet for $9.95.

     T. Rowe Price Variable Annuity AnalyzerTM
       CD-ROM or diskette, free. To order,
       please call 1-800-469-5304.

     T. Rowe Price Immediate Variable
       Annuity (Income Account)

     Investment Kits

     We will be happy to send you one of our
     easy-to-follow investment kits when you
     are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, quali-fied plans, small-business plans, or our no-load variable annuities.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By  touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site.

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


T. Rowe Price Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.          F21-051  6/30/00